SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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CLEARWATER INVESTMENT TRUST

(Name of Registrant as Specified in Its Charter)

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Clearwater Investment Trust
2000 Wells Fargo Place
30 East Seventh Street
St. Paul, Minnesota  55101-4930

November 22, 2010

Dear Shareholder,

I am pleased to communicate to you pending changes to the Clearwater Growth Fund (the “Fund”), which is a series of the Clearwater Investment Trust (the “Trust”).

Clearwater Management Company, which serves as the Investment Advisor to the Fund, has completed a review of the Fund and recommended adding additional subadvisers to manage the Fund’s assets.  These additional subadvisers will add a component of active management to the Fund, which has previously been subadvised solely by Parametric Portfolio Associates with the strategy of tracking the Russell 1000® Index.

The Trust’s Board of Trustees has reviewed this recommendation and approved the hiring of Heartland Advisors, Inc., Knightsbridge Asset Management, LLC, and Osterweis Capital Management, LLC to serve as additional subadvisers to the Fund.  In connection with these approvals, the Board of Trustees has also approved subadvisory agreements with each of these subadvisers.

I encourage you to read the attached Information Statement, which provides information about Heartland Advisors, Inc., Knightsbridge Asset Management, LLC, and Osterweis Capital Management, LLC, as well as a discussion of the factors that the Board of Trustees considered in approving the related subadvisory agreements.  This Information Statement does not require any action by you.  I anticipate that these additional subadvisers will begin to manage their respective portion of the assets of the Fund during the latter part of the fourth quarter of 2010.  Prior to these subadvisers beginning to manage assets of the Fund, you will receive a supplement to the Fund’s Prospectus and Statement of Additional Information, which will provide further information as to changes to the strategies used to seek the Fund’s investment objective, and to the Fund’s expenses.  I also encourage you to read these supplements as they provide important information to you as a shareholder of the Fund.

Sincerely,

George H. Weyerhaeuser, Jr.
Chief Executive Officer and Treasurer

Clearwater Investment Trust
Clearwater Growth Fund
November 22, 2010
Information Statement Regarding New Investment Subadvisory Agreements with
Heartland Advisors, Inc, Knightsbridge Asset Management, LLC, and
Osterweis Capital Management, LLC

This Information Statement is being furnished on behalf of the Board of Trustees (the “Trustees”) of the Clearwater Investment Trust (the “Trust”) to inform shareholders of the Clearwater Growth Fund (the “Fund”) as to the hiring of three new subadvisers of the Fund.  In connection with the hiring of the new subadvisers, the Trustees approved three new subadvisory agreements among the Trust, Clearwater Management Co., Inc. (“CMC”), and Heartland Advisors, Inc. (“Heartland”), Knightsbridge Asset Management, LLC (“Knightsbridge”), and Osterweis Capital Management, LLC (“Osterweis”), respectively.  The hiring of each subadviser was approved by the Trustees upon the recommendation of CMC, which serves as Investment Advisor to the Trust.  The hiring of these subadvisers by the Trustees was done without shareholder approval, as is permitted by the exemptive order of the U.S. Securities and Exchange Commission granted to the Trust and CMC on November 14, 2001 (“Exemptive Order”).

This Information Statement is being mailed on or about November 22, 2010, to shareholders of record of the Fund as of September 30, 2010.  This Information Statement requires NO ACTION from you as a shareholder.

INTRODUCTION

CMC is the investment adviser to the series of the Trust, including the Fund.  CMC and the Fund’s Trustees have delegated responsibility for managing the assets in the Fund’s investment portfolio to subadvisers.  Section 15(a) of the Investment Company Act of 1940, as amended, generally required that shareholders of a mutual fund approve investment advisory or subadvisory agreements to the mutual fund.  The Trust and CMC have obtained an exemptive order which permits the Trust and CMC, subject to certain conditions, and subject to approval by the Trustees, to hire and retain unaffiliated subadvisers without shareholder approval.  Therefore, CMC and the Trust may hire, terminate, or replace subadvisers to the Fund that are unaffiliated with the Trust or CMC without shareholder approval.  CMC and the Trust may also materially amend subadvisory agreements without obtaining shareholder approval.

Consistent with the Exemptive Order, at a meeting held on September 18, 2010, the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust or of CMC as defined under the Investment Company Act of 1940, approved three subadvisory agreements among the Trust, CMC, Heartland, Knightsbridge, and Osterweis, respectively.  As discussed later in this Information Statement, the Trustees carefully considered each subadvisory arrangement and concluded that the approval of each of these agreements was in the best interests of the Fund and its shareholders.

As a condition to relying on the Exemptive Order, the Trust and CMC are required to furnish the Fund’s shareholders with information about Heartland Advisors, Inc. Knightsbridge Asset Management, LLC, and Osterweis Capital Management, LLC within ninety days from the date on which they were hired.  This Information Statement is intended to provide such information, as well as additional details of the new subadvisory agreements.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE ADVISER

CMC is a privately-owned registered investment adviser.  CMC serves as the Fund’s investment adviser pursuant to the management contract between the Fund and CMC, dated March 1, 1998.  CMC has been in the investment management business since 1987.  Its address is 30 East Seventh Street, Suite 2000, St. Paul, Minnesota 55101.  The Trust and CMC have received an exemptive order from the Securities and Exchange Commission (the “Commission”) permitting the investment adviser, subject to the approval of the Board of Trustees, to select subadvisers to serve as portfolio managers of the funds it manages or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract.  CMC has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser.  As a result, CMC selects and supervises subadvisers for the Fund and administers the Fund’s business operations.  Under its management contract with the Fund, CMC is also responsible for paying directly all expenses of the Fund other than commissions and other charges related to the purchase and sale of portfolio securities and other assets, taxes, interest and extraordinary expenses, including without limitation litigation expenses.  Pursuant to the management contract, the Trust compensates CMC for these services to the Fund by paying CMC an annual advisory fee of 0.45% of the average daily net assets under management.  As of the date of this Information Statement, CMC is voluntarily waiving a portion of its annual advisory fee, and is being compensated at the rate of 0.28% of the average daily net assets under management.

As discussed below in connection with the Trustees’ consideration of each subadvisory agreement, it is anticipated that, in connection with the engagement of the new subadvisers, CMC will cease the voluntary waiver of its management fees, which will result in an increase in the Fund’s fees and expenses.  Without the waiver, the management fee will increase to .45%.  In addition, due to the higher subadvisory fees to be paid by CMC to each subadviser, CMC’s net management fees received from the Fund will decline upon the appointment of the subadvisers.  It is anticipated that at the December 2010 Trustees’ meeting, CMC will propose that the CMC management fee increase to .65%.  If approved by the Trustees, the proposed fee will be submitted to shareholders for review and approval.

Philip W. Pascoe is CMC’s Chairman and Treasurer and also serves as a director of CMC.  Mr. Pascoe has been associated with CMC since 1987 and with the Fund since its inception.  William T. Weyerhaeuser is CMC’s Vice President and Secretary and also serves as a director of CMC.  The other directors of CMC are: Elizabeth D. Hlavka, W. John Driscoll, Samuel B. Carr, Jr., Catherine W. Morley, Frank W. Piasecki, and Daniel C. Titcomb.  Jennifer D. Lammers is Chief Compliance Officer of CMC.  The address of each director and officer is 30 East Seventh Street, Suite 2000, St. Paul, Minnesota 55101.

HEARTLAND

Heartland is a Wisconsin Corporation and is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.  Heartland was founded in 1988 and is located at 789 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202.  Heartland is a wholly owned subsidiary of Heartland Holdings, Inc.  Heartland Holdings, also located at 789 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202, is an independent firm 100% owned by its employees, with William J. Nasgovitz, founder, as the principal shareholder.

Heartland was approved by the Trustees to serve as a subadviser to the Fund at a meeting of the Trustees held on September 18, 2010.  Heartland is not affiliated with CMC or the Trust.  Heartland will perform its duties and provide services subject to the oversight and supervision of CMC.  Under the terms of the Heartland Agreement, Heartland develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies.  Heartland is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.  The Heartland Agreement provides that it will remain in full force and effect for two years from its effective date and from year to year thereafter only so long as its continuance is approved annually in conformity with the Investment Company Act of 1940, as amended.  The terms of the Heartland Agreement also state that the Trust or CMC may terminate the Heartland Agreement at any time by not more than 60 days written notice to Heartland, and Heartland may terminate the Heartland Agreement at any time by not less than 90 days written notice to the Trust and CMC.  The Heartland Agreement will terminate automatically upon assignment.  The Heartland Agreement provides that Heartland will not be subject to, and will be held harmless from, any loss suffered by the Trust or CMC in connection with matters to which the Heartland Agreement relates, except for any loss caused by willful misfeasance, bad faith, or gross negligence on the part of Heartland.

Fees payable to Heartland under the Heartland Agreement are calculated and accrued daily, on the basis of daily net assets and are paid monthly by CMC.  Heartland is compensated out of the fees CMC received from the Fund.  CMC will pay the following fee based on the Fund’s net assets under Heartland’s management: 0.65%.

Heartland provides similar advisory services to other registered investment companies as described in the table below.

Name of Fund	Approximate Fund Assets as of September 30, 2010	Advisory Fee (annually, as % of daily net assets)	Waiver of Advisory Fee
Heartland Select Value Fund	$521 Million	0.75% for assets up to $1 billion, 0.70% for assets over $1 billion	None
Heartland Value Fund	$1.175 Million	0.75% on the average daily net assets	None
Heartland Value Plus Fund	$1.151 Billion	0.70% on the average daily net assets	None
Heartland International Small Cap Fund, a series of the Trust for Professional Managers	Commenced operations on October 1, 2010	0.85% on the average daily net assets	Expenses are waived and/or reimbursed to ensure that Total Annual Operating Expenses for the Fund do not exceed 1.75% of the Fund’s average net assets, through at least October 1, 2013

The names and principal occupations of the principal executive officers of Heartland are listed below.  The address of each principal executive officer is 789 N. Water Street, Suite 500, Milwaukee, Wisconsin, 53202.

Name                      Title
William J. Nasgovitz                                                                            President and Chief Executive Officer,
Dave Fondrie                                                                                        Senior VP and Portfolio Manager
Paul Beste                                                                                             Chief Operating Officer
Kevin Clark                                                                                           Senior VP and Portfolio Manager
Brad Evans                                                                                           VP and Portfolio Manager
Nicole Best                                                                                           Senior VP and Chief Financial Officer
Vinita K. Paul                                                                                       VP, General Counsel and Chief Compliance Officer
Dave Ribbens                                                                                      Senior VP and Head of Distribution
Jeanne Kolimaga                                                                                 VP of Human Resources

KNIGHTSBRIDGE

Knightsbridge is located at 660 Newport Center Drive, Suite 460, Newport Beach, California, 92660.  Knightsbridge was founded in 1998 and is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.  Knightsbridge is 100% owned by its employees.

Knightsbridge was approved by the Trustees to serve as a subadviser to the Fund at a meeting of the Trustees held on September 18, 2010.  Knightsbridge is not affiliated with CMC or the Trust.  Knightsbridge will perform its duties and provide services subject to the oversight and supervision of CMC.  Under the terms of the Knightsbridge Agreement, Knightsbridge develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consisted with the Fund’s investment objectives and policies.  Knightsbridge is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.  The Knightsbridge Agreement provides that it will remain in full force and effect for two years from its effective date and from year to year thereafter only so long as its continuance is approved annually in conformity with the Investment Company Act of 1940, as amended.  The terms of the Knightsbridge Agreement also state that the Trust or CMC may terminate the Knightsbridge Agreement at any time upon 60 days written notice to Knightsbridge, and Knightsbridge may terminate the Knightsbridge Agreement at any time upon 60 days written notice to the Trust and CMC.  The Knightsbridge Agreement will terminate automatically upon assignment.  The Knightsbridge Agreement provides that Knightsbridge will not be subject to, and will be held harmless from, any loss suffered by the Trust or CMC in connection with matters to which the Knightsbridge Agreement relates, except for any loss caused by willful misfeasance, bad faith, or gross negligence on the part of Knightsbridge.

Fees payable to Knightsbridge under the Knightsbridge Agreement are calculated and accrued daily, on the basis of daily net assets and are paid quarterly by CMC.  Knightsbridge is compensated out of the fees CMC received from the Fund.  CMC will pay the following fee based on the Fund’s net assets under Knightsbridge’s management:  0.75% on the net assets up to $20 million, and 0.50% on net assets over $20 million.  Knightsbridge does not currently provide similar advisory services to other registered investment companies.

The names and principal occupations of the principal executive officers of Knightsbridge are listed below.  The address of each principal executive officer is 660 Newport Center Drive, Suite 460, Newport Beach, California, 92660.

Name                      Title
Alan T. Beimfohr                                                                                 President
John G. Prichard                                                                                  Principal
Teresa A. Wagner                                                                              Chief Compliance Officer

OSTERWEIS

Osterweis is located at One Maritime Plaza, Suite 800, San Francisco, California, 94111.  Osterweis was founded in 1993 and is a registered with Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.  Osterweis is privately owned by a group of employees and two outside directors.

Osterweis was approved by the Trustees to serve as a subadviser to the Fund at a meeting of the Trustees held on September 18, 2010.  Osterweis is not affiliated with CMC or the Trust.  Osterweis will perform its duties and provide services subject to the oversight and supervision of CMC.  Under the terms of the Osterweis Agreement, Osterweis develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies.  Osterweis is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.  The Osterweis Agreement provides that it will remain in full force and effect for two years from its effective date and from year to year thereafter only so long as its continuance is approved annually in conformity with the investment Company Act of 1940, as amended.  The terms of the Osterweis Agreement also state that the Trust or CMC may terminate the Osterweis Agreement at any time upon 60 days written notice to Osterweis, and Osterweis my terminate the Osterweis Agreement at any time upon 60 days written notice to the Trust and CMC.  The Osterweis Agreement will terminate automatically upon assignment.  The Osterweis Agreement provides that Osterweis will not be subject to, and will be held harmless from, any loss suffered by the Trust or CMC in connection with matters to which the Osterweis Agreement relates, except for any loss caused by willful misfeasance, bat faith, or gross negligence on the part of Osterweis.

Fees payable to Osterweis under the Osterweis Agreement are calculated and accrued daily, on the basis of daily net assets and are paid quarterly by CMC.  Osterweis is compensated out of the fees CMC received from the Fund.  CMC will pay the following fee based on the Fund’s net assets under Osterweis’ management: 0.75%.

Osterweis provides similar advisory services to other registered investment companies as described in the table below:

Name of Fund	Approximate Fund Assets as of September 30, 2010	Advisory Fee (annually, as % of daily net assets)	Waiver of Advisory Fee
Osterweis Fund	$1.144 Billion	1.00% for net assets up to $500 million, and 0.75% for net assets over $500 million	None
Osterweis Strategic Income Fund	$1.197 Billion	1.00% for net assets up to $250 million, and 0.75% for net assets over $250 million	None
Osterweis Strategic Investment Fund	$10.4 Million	1.00% for net assets up to $500 million, and 0.75% for net assets over $500 million	Expenses are waived and/or reimbursed to ensure Total Annual Operating Expenses for the Fund do not exceed 1.50% of the Fund’s average net assets, through at least August 31, 2011.

The names and principal occupations of the principal executive officers of Osterweis are listed below.  The address of each principal executive officer is One Maritime Plaza, Suite 800, San Francisco, California, 94111.

Name                      Title
John Osterweis                                                                     President and Chief Investment Officer
Matthew K. Berler                                                                First Executive Vice President
Pamela S. Nichter                                                                 Chief Financial Officer & Chief Operating Officer
John Tavernetti                                                                    Chief Compliance Officer

APPOINTMENT OF HEARTLAND, KNIGHTSBRIDGE, AND OSTERWEIS
AS SUBADVISERS TO THE FUND

At the meeting on September 18, 2010, the Trustees approved the appointment of Heartland, Knightsbridge, and Osterweis as subadvisers to the Fund.  It is anticipated that Heartland, Knightsbridge, and Osterweis will begin to manage assets of the Fund, as allocated to each entity respectively, on or before December 6, 2010.  Parametric Portfolio Associates will continue to serve as a subadviser to the Fund.

CMC’S RECOMMENDATION AND THE BOARD OF TRUSTEES’ DECISION
REGARDING HEARTLAND

CMC recommended to the Trustees that they approve the Heartland Agreement with respect to the Fund.  CMC made the recommendation based upon, among other factors: the qualifications and performance of Heartland’s investment team, Heartland’s research and investment process and the belief that its investment strategies will complement the strategies of the Fund’s other subadvisers.

The Trustees received written information in advance of the meeting on September 18, 2010, which included: information as to the proposed allocation of assets between the Fund’s subadvisers, and a summary of information about Heartland, including its investment professionals, process, philosophy and past performance.  In addition, the Trustees received information from the Trust’s Chief Compliance Officer as to her review of Heartland’s Code of Ethics, Form ADV Parts I and II, and compliance program.  At the meeting on September 18, 2010, the Trustees received information as to the proposed subadvisory fees and the fees being charged by Heartland for comparable subadvisory relationships.  The Trustees reviewed and analyzed the factors that the Trustees deemed relevant with respect to Heartland.  These factors included the nature, quality, and extent of the services to be provided to the Fund by Heartland; Heartland’s investment process; Heartland’s historical performance record for other portfolios with a similar style to the Fund; the qualifications and experience of the investment professionals who will be responsible for the management of their allocation of the Fund’s assets; and Heartland’s overall resources.  The following is a description of some of these and other factors relevant to the Trustees’ decision to approve the Heartland Agreement.

Nature, Extent, and Quality of Services:  The Trustees considered the specific investment processes Heartland would use in managing its allocation of the Fund’s assets.  The Trustees looked at the qualifications of Heartland’s investment team who would be responsible for managing its allocation of the Fund’s assets.  The Trustees noted the experience of the members of the investment team as well as their tenure with Heartland. The Trustees concluded that the nature, extent, and quality of the subadvisory services expected to be provided by Heartland were appropriate for the Fund.

Investment Performance:  The Trustees discussed Heartland’s performance record as compared to its benchmark for the style in which its allocation of the Fund would be managed.  The Trustees noted that Heartland has a consistent track record of outperformance and noted that overall performance since inception of this management style is significantly higher than Heartland’s benchmark.  The Trustees concluded that this data supported the decision to approve the subadvisory agreement.

Subadvisory Fee and Expense Ratio Impact:  The Trustees evaluated the proposed subadvisory fee schedule and compared the fee schedule to that of the other proposed subadvisers (Knightsbridge and Osterweis).  The Trustees noted that Heartland’s proposed fee was relatively consistent with both the other proposed subadvisers and other active managers acting as subadvisers for other Funds within the Trust.  The Trustees considered that the existing subadviser, Parametric Portfolio Associates, manages the Fund in a manner designed to mirror the Fund’s benchmark.  The Trustees also considered CMC’s commitment to absorb any additional costs incurred through the addition of active managers to the Fund until such time as any change in the overall fee structure of the Fund could be proposed to shareholders for their review and approval.  CMC represented to the Trustees that any such revised fee structure would still be lower than that of many of the Fund’s industry peers.  The Trustees concluded that the subadvisory services to be performed by Heartland were comparable to those both being performed by the Fund’s current subadviser and the other proposed subadvisers to the Fund.  The Trustees considered that in connection with the engagement of the subadvisers, CMC will terminate the voluntary waiver of its management fees, which will result in an increase in the Fund’s fees and expenses.  Without the waiver upon effectiveness of the subadvisory agreement, the management fee will increase to .45%.  In addition, due to the higher subadvisory fees being paid by CMC to the subadvisers, CMC’s net management fees received from the Fund will decline upon the appointment of the subadvisers.  As a result, it is anticipated that at the December 2010 Trustees’ meeting, CMC will propose that the CMC management fee increase to .65%.  If approved by the Trustees, the increase will be submitted to shareholders for review and approval.  In view of all these factors, the Trustees then concluded that the proposed fee structure for Heartland was reasonable.

Benefits to the Subadviser:  The Trustees considered the ancillary benefits that could accrue to Heartland due to its relationship with the Fund.  The Trustees considered that due to Heartland’s size in terms of assets under management and the fact that it is already managing assets for other registered investment companies, the relative size of its allocated portion of the Fund’s assets did not indicate that significant ancillary benefits would result from the subadvisory agreement.

Conflicts of Interest:  The Trustees noted that Heartland has represented that it has no arrangements to share its subadvisory related revenues with any third parties.  The Trustees noted that, based on the review of the Trust’s Chief Compliance Officer and representations received from Heartland, that Heartland’s policies and procedures appeared reasonable to manage any conflicts of interest that could arise.

Other Considerations:  The Trustees considered CMC’s judgment and recommendation that adding Heartland as a subadviser would add value to the Fund’s shareholders and would be complementary to both the existing and proposed subadvisers. The Trustees also carefully considered CMC’s recommendation to add an active management component to the Fund through the addition of Heartland and the other proposed subadvisers, and CMC’s representation that this strategy would add value for the Fund’s shareholders.  The Trustees determined that this approach to managing the Fund’s assets supported the approval of the subadvisory agreement with Heartland.

Conclusion:  After full consideration of the factors described above, with no single factor identified as being of paramount importance, the Trustees, including a majority of Independent Trustees, concluded that the approval of the Heartland Agreement was in the best interests of the Fund and its shareholders and approved the Heartland Agreement, with the proposed fee to be paid by CMC out of its management fee.

CMC’S RECOMMENDATION AND THE BOARD OF TRUSTEES’ DECISION
REGARDING KNIGHTSBRIDGE

CMC recommended to the Trustees that they approve the Knightsbridge Agreement with respect to the Fund.  CMC made the recommendation based upon, among other factors: the qualifications and performance of Knightsbridge’s investment team, Knightsbridge’s research and investment process and the belief that its investment strategies will complement the strategies of the Fund’s other subadvisers.

The Trustees received written information in advance of the meeting on September 18, 2010, which included: information as to the proposed allocation of assets between the Fund’s subadvisers, and a summary of information about Knightsbridge, including its investment professionals, process, philosophy and past performance.  In addition, the Trustees received information from the Trust’s Chief Compliance Officer as to her review of Knightsbridge’s Code of Ethics, Form ADV Parts I and II, and compliance program.  At the meeting on September 18, 2010, the Trustees received information as to the proposed subadvisory fees and the fees being charged by Knightsbridge for comparable subadvisory relationships.  The Trustees reviewed and analyzed the factors that the Trustees deemed relevant with respect to Knightsbridge.  These factors included the nature, quality, and extent of the services to be provided to the Fund by Knightsbridge; Knightsbridge’s investment process; Knightsbridge’s historical performance record for other portfolios with a similar style to the Fund; the qualifications and experience of the investment professionals who will be responsible for the management of their allocation of the Fund’s assets; and Knightsbridge’s overall resources.  The following is a description of some of these and other factors relevant to the Trustees’ decision to approve the Knightsbridge Agreement.

Nature, Extent, and Quality of Services: The Trustees considered the specific investment processes Knightsbridge would use in managing its allocation of the Fund’s assets. The Trustees looked at the qualifications of Knightsbridge’s investment team who would be responsible for managing their allocation of the Fund’s assets. The Trustees noted the experience of the members of the investment team as well as their tenure with Knightsbridge. The Trustees concluded that the nature, extent, and quality of the subadvisory services expected to be provided by Knightsbridge were appropriate for the Fund.

Investment Performance: The Trustees discussed Knightsbridge’s performance record as compared to its benchmark for the style in which their allocation of the Fund would be managed. The Trustees noted that Knightsbridge has a consistent track record of outperformance and noted that overall performance since inception of this management style is significantly higher than Knightsbridge’s benchmark. The Trustees concluded that this data supported the decision to approve the subadvisory agreement.

Subadvisory Fee and Expense Ratio Impact:  The Trustees evaluated the proposed subadvisory fee schedule and compared the fee schedule to that of the other proposed subadvisers (Heartland and Osterweis).  The Trustees noted that Knightsbridge’s proposed fee was relatively consistent with both the other proposed subadvisers and other active managers acting as subadvisers for other Funds within the Trust.  The Trustees considered that the existing subadviser, Parametric Portfolio Associates, manages the Fund in a manner designed to mirror the Fund’s benchmark.  The Trustees also considered CMC’s commitment to absorb any additional costs incurred through the addition of active managers to the Fund until such time as any change in the overall fee structure of the Fund could be proposed to shareholders for their review and approval.  CMC represented to the Trustees that any such revised fee structure would still be lower than that of many of the Fund’s industry peers.  The Trustees concluded that the subadvisory services to be performed by Knightsbridge were comparable to those both being performed by the Fund’s current subadviser and the other proposed subadvisers to the Fund.  The Trustees considered that in connection with the engagement of the subadvisers, CMC will terminate the voluntary waiver of its management fees, which will result in an increase in the Fund’s fees and expenses.  Without the waiver upon effectiveness of the subadvisory agreement, the management fee will increase to .45%.  In addition, due to the higher subadvisory fees being paid by CMC to the subadvisers, CMC’s net management fees received from the Fund will decline upon the appointment of the subadvisers.  As a result, it is anticipated that at the December 2010 Trustees’ meeting, CMC will propose that the CMC management fee increase to .65%.  If approved by the Trustees, the increase will be submitted to shareholders for review and approval.  In view of all these factors, the Trustees then concluded that the proposed fee structure for Knightsbridge was reasonable.

Benefits to the Subadviser:  The Trustees considered the ancillary benefits that could accrue to Knightsbridge due to its relationship with the Fund.  The Trustees considered that Knightsbridge was not currently managing assets for any other registered investment companies and that the proposed subadvisory agreement could provide additional visibility to Knightsbridge should it seek other mandates in the registered investment company space.  The Trustees also considered that Knightsbridge may obtain additional research by directing the brokerage transactions for its allocation of the Fund’s assets to certain brokers.  However, the Trustees noted that as long as Knightsbridge’s trading policies were in compliance with appropriate regulations that such potential ancillary benefit as well as any potential increased visibility was reasonable.

Conflicts of Interest:  The Trustees noted that Knightsbridge has represented that it has no arrangements to share its subadvisory related revenues with any third parties.  The Trustees noted that, based on the review of the Trust’s Chief Compliance Officer and representations received from Knightsbridge, that Knightsbridge’s policies and procedures appeared reasonable to manage any conflicts of interest that could arise.

Other Considerations:  The Trustees considered CMC’s judgment and recommendation that adding Knightsbridge as a subadviser would add value to the Fund’s shareholders and would be complementary to both the existing and proposed subadvisers. The Trustees also carefully considered CMC’s recommendation to add an active management component to the Fund through the addition of Knightsbridge and the other proposed subadvisers, and CMC’s representation that this strategy would add value for the Fund’s shareholders.  The Trustees determined that this approach to managing the Fund’s assets supported the approval of the subadvisory agreement with Knightsbridge.

Conclusion:  After full consideration of the factors described above, with no single factor identified as being of paramount importance, the Trustees, including a majority of Independent Trustees, concluded that the approval of the Knightsbridge Agreement was in the best interests of the Fund and its shareholders and approved the Knightsbridge Agreement, with the proposed fee to be paid by CMC out of its management fee.

CMC’S RECOMMENDATION AND THE BOARD OF TRUSTEES’ DECISION
REGARDING OSTERWEIS

CMC recommended to the Trustees that they approve the Osterweis Agreement with respect to the Fund.  CMC made the recommendation based upon, among other factors: the qualifications and performance of Osterweis’ investment team, Osterweis’ research and investment process and the belief that its investment strategies will complement the strategies of the Fund’s other subadvisers.

The Trustees received written information in advance of the meeting on September 18, 2010, which included: information as to the proposed allocation of assets between the Fund’s subadvisers, and a summary of information about Osterweis, including its investment professionals, process, philosophy and past performance.  In addition, the Trustees received information from the Trust’s Chief Compliance Officer as to her review of Osterweis’ Code of Ethics, Form ADV Parts I and II, and compliance program.  At the meeting on September 18, 2010, the Trustees received information as to the proposed subadvisory fees and the fees being charged by Osterweis for comparable subadvisory relationships.  The Trustees reviewed and analyzed the factors that the Trustees deemed relevant with respect to Osterweis.  These factors included the nature, quality, and extent of the services to be provided to the Fund by Osterweis; Osterweis’ investment process; Osterweis’ historical performance record for other portfolios with a similar style to the Fund; the qualifications and experience of the investment professionals who will be responsible for the management of their allocation of the Fund’s assets; and Osterweis’ overall resources.  The following is a description of some of these and other factors relevant to the Trustees’ decision to approve the Osterweis Agreement.

Nature, Extent, and Quality of Services:  The Trustees considered the specific investment processes Osterweis would use in managing its allocation of the Fund’s assets.  The Trustees looked at the qualifications of Osterweis’ investment team who would be responsible for managing their allocation of the Fund’s assets.  The Trustees noted the experience of the members of the investment team as well as their tenure with Osterweis. The Trustees concluded that the nature, extent, and quality of the subadvisory services expected to be provided by Osterweis were appropriate for the Fund.

Investment Performance:  The Trustees discussed Osterweis’ performance record as compared to its benchmark for the style in which their allocation of the Fund would be managed.  The Trustees noted that Osterweis has a consistent track record of outperformance and noted that overall performance since inception of this management style is significantly higher than Osterweis’ benchmark.  The Trustees concluded that this data supported the decision to approve the subadvisory agreement.

Subadvisory Fee and Expense Ratio Impact:  The Trustees evaluated the proposed subadvisory fee schedule and compared the fee schedule to that of the other proposed subadvisers (Knightsbridge and Heartland).  The Trustees noted that Osterweis’ proposed fee was relatively consistent with both the other proposed subadvisers and other active managers acting as subadvisers for other Funds within the Trust.  The Trustees considered that the existing subadviser, Parametric Portfolio Associates, manages the Fund in a manner designed to mirror the Fund’s benchmark.  The Trustees also considered CMC’s commitment to absorb any additional costs incurred through the addition of active managers to the Fund until such time as any change in the overall fee structure of the Fund could be proposed to shareholders for their review and approval.  CMC represented to the Trustees that any such revised fee structure would still be lower than that of many of the Fund’s industry peers.  The Trustees concluded that the subadvisory services to be performed by Osterweis were comparable to those both being performed by the Fund’s current subadviser and the other proposed subadvisers to the Fund.  The Trustees considered that in connection with the engagement of the subadvisers, CMC will terminate the voluntary waiver of its management fees, which will result in an increase in the Fund’s fees and expenses.  Without the waiver upon effectiveness of the subadvisory agreement, the management fee will increase to .45%.  In addition, due to the higher subadvisory fees being paid by CMC to the subadvisers, CMC’s net management fees received from the Fund will decline upon the appointment of the subadvisers.  As a result, it is anticipated that at the December 2010 Trustees’ meeting, CMC will propose that the CMC management fee increase to .65%.  If approved by the Trustees, the increase will be submitted to shareholders for review and approval.  In view of all these factors, the Trustees then concluded that the proposed fee structure for Osterweis was reasonable.

Benefits to the Subadviser:  The Trustees considered the ancillary benefits that could accrue to Osterweis due to its relationship with the Fund.  The Trustees considered that due to Osterweis’ size in terms of assets under management and the fact it is already managing assets for other registered investment companies, the relative size of its allocated portion of the Fund’s assets did not indicate that significant ancillary benefits would result from the subadvisory agreement.

Conflicts of Interest:  The Trustees noted that Osterweis has represented that it has no arrangements to share its subadvisory related revenues with any third parties.  The Trustees noted that, based on the review of the Trust’s Chief Compliance Officer and representations received from Osterweis, that Osterweis’ policies and procedures appeared reasonable to manage any conflicts of interest that could arise.

Other Considerations:  The Trustees considered CMC’s judgment and recommendation that adding Osterweis as a subadviser would add value for the Fund and would be complementary to both the existing and proposed subadvisers. The Trustees also carefully considered CMC’s recommendation to add an active management component to the Fund through the addition of Osterweis and the other proposed subadvisers, and CMC’s representation that this strategy would add value to the Fund.  The Trustees determined that this approach to managing the Fund’s assets supported the approval of the subadvisory agreement with Osterweis.

Conclusion:  After full consideration of the factors described above, with no single factor identified as being of paramount importance, the Trustees, including a majority of Independent Trustees, concluded that the approval of the Osterweis Agreement was in the best interests of the Fund and its shareholders and approved the Osterweis Agreement, with the proposed fee to be paid by CMC out of its management fee.

GENERAL INFORMATION

Fund Custodian and Accounting Services Agent:  The Fund’s Custodian and Accounting Services Agent is currently State Street Bank and Trust Company, which is located at 801 Pennsylvania Avenue, Kansas City, Missouri, 64105.  The Trust, on behalf of the Fund, entered into a Custody and Investment Accounting Agreement on September 29, 1997, which was amended on March 10, 2006.  The Trust, on behalf of the Fund, entered into an Administration Agreement on January 1, 2010.  State Street Bank and Trust Company provides various services for the Fund, including custody, accounting, maintenance of certain Fund records, and calculation of the Fund’s net asset value.  Effective December 4, 2010, the Fund’s Custodian and Accounting Services Agent will be The Northern Trust Company, which is located at 50 LaSalle Street, Chicago, Illinois 60675.  The Trust, on behalf of the Fund, is in the process of entering into a Custody and Investment Accounting Agreement.  The Northern Trust Company will provide various services for the Fund, including custody, accounting, maintenance of certain Fund records, and calculation of the Fund’s net asset value.

Principal Underwriting Arrangements:  The Fund does not have a Principal Underwriter.

Affiliated Brokerage Transactions:  For the fiscal year ended December 31, 2009, the Fund did not pay any commissions to affiliated brokers.

Record of Beneficial Ownership:  As of September 30, 2010, the Fund had 12,826,581 total shares outstanding and the following persons or entities owned of record 5% or more of the outstanding shares of the Fund:

Margaret Jewett Greer	11.75%
Rudolph W. Driscoll	5.03%

As of September 30, 2010, the executive officers and Trustees as a group own less than 1% of the outstanding shares of the Fund.

HOUSEHOLDING

Only one copy of this Information Statement may be sent to households, even if more than one person in a household is a Fund shareholder of record, unless the Trust has received instructions to the contrary.  If you need additional copies of this Information Statement, please contact the Trust toll-free at (888) 228-0935 or write the Trust at 2000 Wells Fargo Place, 30 East Seventh Street, St. Paul, Minnesota 55101-4930.  If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would prefer to receive just one copy for the household, contact the Trust toll-free at (888) 228-0935 or write the Trust at 2000 Wells Fargo Place, 30 East Seventh Street, St. Paul, Minnesota 55101-4930.

SHAREHOLDER REPORTS

Additional information about the Fund’s investments is available in the Trust’s most recent semi-annual report dated June 30, 2010, and may be obtained by contacting the Trust at the phone number or address provided below.  Shareholders may also obtain copy of the Trust’s most recent Annual Report without charge, by contacting the Trust toll-free at (888) 228-0935 or writing the Trust at 2000 Wells Fargo Place, 30 East Seventh Street, St. Paul, Minnesota 55101-4930.